DELAWARE INVESTMENTS COLORADO MUNICIPAL INCOME FUND, INC.

Registration No. 811-07810
FORM N-SAR
Semi-Annual Period Ended September 30, 2012

SUB-ITEM 77C:  Submission of matters to a vote of security holders

At a Joint Annual Meeting of Shareholders of Delaware Investments Colorado Municipal Income Fund, Inc. (the ?Fund?), the shareholders of the Fund voted to elect a Board of Directors for the Fund at a meeting held on August 22, 2012. At the meeting, the following people were elected to serve as Independent Directors: Thomas L. Bennett, John A. Fry, Anthony D. Knerr, Lucinda S. Landreth, Ann R. Leven, Frances A. Sevilla-Sacasa, Janet L. Yeomans, and J. Richard Zecher.  In addition, Patrick P. Coyne was elected to serve as an Interested Director.

The following proposals were submitted for a vote of the shareholders:

1. To elect a Board of Directors for the Fund.

A quorum of the shares outstanding was present, and the votes passed with a majority of those shares.  The results were as follows:

Thomas L. Bennett

COMMON SHAREHOLDERS

Shares Voted For 4,464,878.156
Percentage of Outstanding Shares 92.281%
Percentage of Shares Voted 97.679%
Shares with Authority Withheld 106,130.539
Percentage of Outstanding Shares 2.193%
Percentage of Shares Voted 2.321%

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Patrick P. Coyne

COMMON SHAREHOLDERS

Shares Voted For 4,465,008.087
Percentage of Outstanding Shares 92.284%
Percentage of Shares Voted 97.682%
Shares with Authority Withheld 106,000.608
Percentage of Outstanding Shares 2.190%
Percentage of Shares Voted 2.318%

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

John A. Fry

COMMON SHAREHOLDERS

Shares Voted For 4,453,631.108
Percentage of Outstanding Shares 92.049%
Percentage of Shares Voted 97.433%
Shares with Authority Withheld 117,377.587
Percentage of Outstanding Shares 2.425%
Percentage of Shares Voted 2.567%

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Anthony D. Knerr

COMMON SHAREHOLDERS

Shares Voted For 4,401,636.130
Percentage of Outstanding Shares 90.974%
Percentage of Shares Voted 96.295%
Shares with Authority Withheld 169,372.565
Percentage of Outstanding Shares 3.500%
Percentage of Shares Voted 3.705%

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Lucinda S. Landreth

COMMON SHAREHOLDERS

Shares Voted For 4,464,878.156
Percentage of Outstanding Shares 92.281%
Percentage of Shares Voted 97.679%
Shares with Authority Withheld 106,130.539
Percentage of Outstanding Shares 2.193%
Percentage of Shares Voted 2.321%

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Ann R. Leven

COMMON SHAREHOLDERS

Shares Voted For 4,460,660.482
Percentage of Outstanding Shares 92.194%
Percentage of Shares Voted 97.586%
Shares with Authority Withheld 110,348.213
Percentage of Outstanding Shares 2.280%
Percentage of Shares Voted 2.414%

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Frances A. Sevilla-Sacasa

COMMON SHAREHOLDERS

Shares Voted For 4,405,872.358
Percentage of Outstanding Shares 91.061%
Percentage of Shares Voted 96.388%
Shares with Authority Withheld 165,136.337
Percentage of Outstanding Shares 3.413%
Percentage of Shares Voted 3.612%

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Janet L. Yeomans

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

J. Richard Zecher

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

SUB-ITEM 77Q.2: Any information called for by instructions to sub-item 77Q2

A Form 3 was filed after the required timeframe for Mr. Gregory Gizzi with respect to Delaware Investments Colorado Municipal Income Fund, Inc.
WS: MFG_Philadelphia: 865829: v1

WS: MFG_Philadelphia: 865829: v1